                                                                    Exhibit 10.3


                                                               EXECUTION VERSION

                                 FIRST AMENDMENT
                                       TO
                             SECURED LOAN AGREEMENT

         This First Amendment (the "First Amendment") to Secured Loan Agreement is entered into by and between NEXTEL INTERNATIONAL, INC., a corporation organized under the laws of the State of Washington, with its principal office at 2001 Edmund Halley Drive, Reston, Virginia, 20191 U.S.A. (the "Company") and MOTOROLA CREDIT CORPORATION, a corporation duly organized under the laws of the State of Delaware, U.S.A., with its principal office at 1303 East Algonquin Road, Schaumburg, Illinois 60196-1065, U.S.A. (referred to herein as the "Creditor" or "MCC").

                              W I T N E S S E T H:

         WHEREAS, the Company has heretofore entered into a Secured Loan Agreement, dated as of December 16, 1999 with the Creditor and with MCC in its capacities as collateral agent (in such capacity, the "Collateral Agent") and as administrative agent (in such capacity, the "Administrative Agent") (as heretofore amended, modified or supplemented, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

         WHEREAS, the Company has requested that the Creditor agree to certain amendments to the Financing Agreement; and

         WHEREAS, subject to the terms and conditions set forth herein, the Creditor is willing to undertake certain amendments to the Financing Agreement.

         NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company and the Creditor hereby agree as follows:

         SECTION 1. AMENDMENTS.

         Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

         1.1 The definition of "Permitted Indebtedness" in Section 1.1 of the Financing Agreement is hereby amended by deleting clause
                  (f) and inserting the following in lieu thereof:

                  "(f) Indebtedness of the Credit Parties (i) not exceeding, in the aggregate, the lesser of (x) the gross amount of the issuance of the Company's Senior



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                  Serial Redeemable Notes due 2010 issued on or before September
                  30, 2000 and (y) $800,000,000, (ii) having a weighted average life to maturity longer than each of (x) the MEFA Obligations and (y) the Obligations for Advances made under this Agreement and (iii) which shall be unsecured and otherwise be on terms and conditions reasonably satisfactory to the Required Lenders;"

         1.2 There is hereby added to the Schedules to the Financing Agreement a Schedule 1.1(e) (Target Cumulative Subscribers) in the form attached.

         1.3 The following term is hereby added to Section 1.1 of the Financing Agreement in its appropriate alphabetical order:

                  " "Aggregate Subscribers" means, for any date, the sum as of such date of (a) the aggregate number (without duplication) of Subscriber Units of the Company, Nextel Mexico, Nextel Peru, Nextel Argentina and Nextel Brazil plus (b) the product of the Company's Ownership Percentage of Nextel Philippines times the Subscriber Units of Nextel Philippines."

         1.4 The terms "Borrowing Affiliate," "Nextel Philippines," and "Subscriber Units" shall be deemed to have the meanings under the Financing Agreement which are given to such terms under the MEFA as of the date of this First Amendment.

         1.5 The last sentence of Section 7.2 of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  "The foregoing financial statements shall be accompanied by a certificate of the Company's or Nextel International's principal financial officer setting forth in reasonable detail each of the calculations required to establish compliance with the financial covenants set forth in Section 7.15 hereto, which certificate shall include a representation that each such calculation (including, without limitation, any such calculations made pursuant to any Schedule to this Agreement)
                  (i) has been made in accordance with GAAP, (ii) is consistent with all relevant definitions set forth in this Agreement, and
                  (iii) is consistent with the Company's preparation of the Approved Business Plan."

         1.6 The last sentence of Section 7.3 of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  "The foregoing financial statements shall be accompanied by a certificate of the Company's principal financial officer setting forth in reasonable detail each of the calculations required to establish compliance with the financial



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                  covenants set forth in Section 7.15 hereto, which certificate shall include a representation that each such calculation (including, without limitation, any such calculations made pursuant to any Schedule to this Agreement) (i) has been made in accordance with GAAP, (ii) is consistent with all relevant definitions set forth in this Agreement, and (iii) is consistent with the Company's preparation of the Approved Business Plan."

         1.7 Section 7.15 of the Financing Agreement is hereby amended and restated in its entirety as follows:

                  "(a)     a ratio of Indebtedness to EBITDA of not greater than
         the ratios set forth below, measured at the end of each fiscal quarter of the Company commencing with the fiscal quarter ending June 30, 2002:



         Quarter end date         Maximum Indebtedness to EBITDA
         6/30/02                           107 : 1
         9/30/02                            36 : 1
         12/31/02                           21 : 1
         3/31/03                            14 : 1
         6/30/03                            11 : 1
         9/30/03                           9.1 : 1
         12/31/03                          7.7 : 1
         3/31/04                           6.6 : 1
         6/30/04                           5.3 : 1
         9/30/04                           4.6 : 1
         12/31/04                          4.1 : 1


                  (b) The product of (i) four times (ii) EBITDA, measured for the most recently ended fiscal quarter commencing with the fiscal quarter ending March 31, 2000, of not less than the amount on the quarter end dates set forth below:



         Quarter end date                     Minimum EBITDA
         3/31/00                               (174,000,000)
         6/30/00                               (190,000,000)
         9/30/00                               (172,000,000)



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
         Quarter end date                     Minimum EBITDA
         12/31/00                              (145,000,000)
         3/31/01                               (122,000,000)
         6/30/01                                (81,000,000)
         9/30/01                                (29,000,000)
         12/31/01                                12,000,000
         3/31/02                                 52,000,000
         6/30/02                                 86,000,000
         9/30/02                                113,000,000
         12/31/02                               137,000,000
         3/31/03                                163,000,000
         6/30/03                                196,000,000
         9/30/03                                228,000,000
         12/31/03                               267,000,000
         3/31/04                                299,000,000
         6/30/04                                328,000,000
         9/30/04                                334,000,000
         12/31/04                               334,000,000

                  (c) Notwithstanding anything herein to the contrary (including, without limitation, the provisions of Section 10.1 hereof), a breach of Section 7.15(a) or Section 7.15(b) hereof as of any quarter end date shall not constitute an Event of Default hereunder unless the Aggregate Subscribers as of the end of such quarter were less than the "Total Ending Consolidated Digital Subscribers" set forth opposite the quarter end dates set forth in Schedule 1.1(e)."

         1.8 The parties agree and acknowledge that the address for notices for the Company shall, until changed pursuant to Section 12.7 of the Financing Agreement, be Nextel International, Inc., 10700 Parkridge Blvd., Suite 600, Reston, Virginia 20191, Attention: Chief Financial Officer (Telecopy:
703-390-5111), with copies to Nextel International, Inc., 2001 Edmund Halley Drive, Reston, VA 20191, Attention: Legal Department (Telecopy: 703-433-4035).

         SECTION 2. CONDITIONS.

                  As conditions precedent to the effectiveness of the First Amendment, on or before September 30, 2000, each of the following shall have occurred:



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                  (a) the Company shall have delivered to the Creditor the First
         Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Creditor;

                  (b) the Creditor shall have received an opinion of counsel for the Company with respect to the issuance of the Senior Notes (defined below);

                  (c) the Company shall have delivered certified copies of the documentation with respect to the Company's issuance of its Senior Serial Redeemable Notes due 2010 (the "Senior Notes") which shall be unsecured obligations in a gross amount not to exceed $800,000,000 having an interest rate of not greater than 14.5 % per annum, no scheduled principal amortization prior to July 1, 2010 and other terms and provisions reasonably acceptable to the Creditor;

                  (d) the Company shall have received net proceeds from the issuance of the Senior Notes of not less than 95% of the gross proceeds from such issuance; and

                  (e) the Company shall have delivered such other documents as the Creditor may reasonably request.


                  SECTION 3. REPRESENTATIONS AND WARRANTIES.

         To induce the Creditor to enter into the First Amendment, the Company hereby represents and warrants to the Creditor as of the date hereof (and shall be deemed to represent and warrant as of the initial date of effectiveness of this First Amendment) that:

                  (a) The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof, except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

                  (b) There has been no Material Adverse Effect since March 31, 2000;

                  (c) The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1999, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Creditor, including, the quarterly (each as at March 31, 2000) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;



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                  (d)      Each Credit Party has made all material required
         contributions under the Plans for all periods through and including March 31, 2000, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph (c) above;

                  (e) The actuarial value of vested benefits required to be funded by each Credit Party, or with respect to which such Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 2000, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount;

                  (f) Equity Contributions for the Company in an aggregate amount of net less than $292,000,000 for the period commencing on January 1, 2000 and ending on June 30, 2000 shall have been made by the shareholders of the Company; and

                  (g) After giving effect to the First Amendment, no Default or Event of Default has occurred and is continuing.

                  SECTION 4.  GENERAL.

                  4.1 Reservation of Rights; Subsequent Adjustment. (a) The Company acknowledges and agrees that the execution and delivery of the First Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Creditor to forbear or execute similar amendments under the same or similar circumstances in the future, or (ii) as a waiver by the Creditor of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Creditor to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Creditor to thereafter demand strict compliance therewith. The Creditor hereby reserves all rights granted under the Financing Agreement, the other Credit Documents and the First Amendment. (b) The Company and the Creditor agree that, if the gross proceeds of the issuance of the Senior Notes is not $500,000,000 (and is less than or equal to $800,000,000), the
                  Company and the Creditor shall negotiate in good faith to adjust the provisions of Section 8.15 amended hereby in a manner reasonably consistent with the determination of the amendments contained herein to reflect the actual amount of the gross proceeds of such issuance.

                  4.2 Full Force and Effect. As hereby modified, the Financing Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.



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                  4.3      Affirmation. The Company hereby affirms its
                  obligations under Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Creditor in connection with the preparation, execution and delivery of the First Amendment and all instruments and documents delivered in connection herewith.

                  4.4 Successors and Assigns. The First Amendment shall be binding upon and shall inure to the benefit of the Company, the Creditor and the respective successors and assigns of the Company and the Creditor.

                           4.5 Counterparts. The First Amendment may be executed
                  in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same First Amendment.

                                    * * * * *



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         IN WITNESS WHEREOF, the Company and the Creditor have executed this
First Amendment as of the 26th day of July, 2000.

                                    COMPANY:


                                    NEXTEL INTERNATIONAL, INC.


                                    By: /s/ Robert B. Shanks
                                        ------------------------------
                                    Name: Robert B. Shanks
                                         -----------------------------
                                    Title: Vice President
                                         -----------------------------

                                    CREDITOR:

                                    MOTOROLA CREDIT CORPORATION


                                    By: /s/ Gary B. Tatje
                                       --------------------------------
                                    Name:  Gary B. Tatje
                                          -----------------------------
                                    Title: Vice President
                                          -----------------------------



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